UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2026

Nuveen Quality Municipal Income Fund

(Exact name of registrant as specified in its charter)

Massachusetts	811-09297	36-4287820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 West Wacker Drive Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 257-8787

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	NAD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Effective March 3, 2026, Nuveen Quality Municipal Income Fund (the “Fund”) extended the final mandatory redemption date of its Series 1 Variable Rate Demand Preferred Shares, aggregate liquidation preference $236.8 million, and Series 2 Variable Rate Demand Preferred Shares, aggregate liquidation preference $267.5 million, from September 11, 2026 to September 11, 2056.

Dividends on the Variable Rate Demand Preferred Shares currently are set weekly at a rate established by a remarketing agent appointed by the Fund, subject to a maximum rate that will increase over time in the event of an extended period of unsuccessful remarketing. Each series includes a liquidity feature provided by a liquidity provider that allows a holder of the Variable Rate Demand Preferred Shares to have its shares purchased by the liquidity provider in the event that a sell order by the holder has not been matched with a purchase order and successfully settled in a remarketing.

The Series 1 Variable Rate Demand Preferred Shares and Series 2 Variable Rate Demand Preferred Shares are preferred shares of the Fund and are senior, with priority in all respects, to the Fund's common shares in liquidation and as to the payment of dividends; the Variable Rate Demand Preferred Shares of each series rank on parity with each other and any other outstanding preferred shares of the Fund.

The Series 1 Variable Rate Demand Preferred Shares and Series 2 Variable Rate Demand Preferred Shares have not been registered under the Securities Act of 1933 (the “Securities Act”) or any state securities laws. Unless so registered, no Variable Rate Demand Preferred Shares may be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This Regulation FD disclosure is neither an offer to sell nor a solicitation of an offer to buy any of these securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Quality Municipal Income Fund

Date: March 4, 2026	By:	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary